UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Item 1. Report to Shareholders

Inflation Focused Bond Fund	November 30, 2013

The views and opinions in this report were current as of November 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury inflation protected securities (TIPS) produced negative total returns in the six-month period ended November 30, 2013. Longer-term interest rates rose sharply and conventional Treasury bond prices declined amid expectations that the strengthening economy would allow the Federal Reserve to begin scaling back its monthly $85 billion purchases of Treasuries and agency mortgage-backed securities (MBS). Shorter-term bonds held up better than longer-term issues. TIPS fell with or, in some cases, more than conventional Treasuries, as real (inflation-adjusted) interest rates increased with nominal Treasury rates—even though central banks around the world maintained heightened levels of monetary stimulus and domestic headline inflation remained benign. By the end of our reporting period, real yields on TIPS maturing in seven years or more had moved into positive territory, as the taper seemed likely to start in the next few months and the market priced in a renormalization of the Fed’s monetary policy. Elsewhere in the bond market, corporate, asset-backed, and mortgage-backed securities struggled as rates rose, but their higher nominal yields versus TIPS with comparable maturities helped them outperform.

ECONOMY AND INTEREST RATES

The U.S. economy grew at a moderate pace over the last six months, overcoming the higher tax rates and federal spending reductions that took effect in the first quarter of 2013, as well as the government shutdown and debt ceiling showdown in October. The housing recovery continues, if at a slower pace in recent months; inflation has been low amid a pullback in various commodity prices; and monthly job growth has averaged around 180,000. However, the national unemployment rate—measured at 7.0% in November—remains somewhat elevated. We believe economic growth will accelerate in 2014, as fiscal policy headwinds subside and as wage growth improves.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

To support the economic recovery, the Federal Reserve kept short-term interest rates very low and continued buying $45 billion in Treasuries and $40 billion in agency MBS every month to suppress longer-term rates. The Fed surprised many investors by delaying a widely expected mid-September tapering of its asset purchases. However, the improvement in employment and economic growth has prompted the Fed to decide (after our reporting period ended) to start curtailing its asset purchases in January 2014, which could allow long-term interest rates to rise. On the other hand, overnight rate increases by the Federal Reserve seem unlikely to occur until sometime in 2015.

Nominal interest rates on conventional Treasury securities with intermediate- and long-term maturities rose materially over the last year, but especially since late April. For example, the 10-year Treasury note yield, which was 1.62% as of November 30, 2012, flirted with 3% in early September as it seemed that the onset of Fed tapering was only weeks away. However, yields retreated somewhat through the end of November 2013 due in part to the Fed’s unexpected taper delay and the federal government’s October shutdown and debt ceiling showdown. In contrast, short-term nominal rates were less volatile and little changed during our semiannual reporting period.

We can get a good idea of the market’s inflation expectations by comparing the yield of inflation protected and conventional Treasury securities with comparable maturities. For example, if a five-year TIPS and a conventional five-year Treasury were both yielding 2.00%, we could assume that the inflation expectations would be near zero.

At the end of November, the difference between a five-year TIPS yielding -0.60% and a conventional five-year Treasury yielding 1.37% was 197 basis points (100 basis points equal one percentage point) versus a 192-basis-point difference at the end of May. This means that intermediate inflation expectations have remained stable in the last six months, but persistent negative real yields suggest that TIPS valuations remain somewhat stretched after several years of strong investor demand for bonds, including those indexed to inflation.

Broad measures of consumer inflation have steadied between 1% and 2% in the last six months, as current cost-of-living trends remain muted. We expect core inflation (which excludes food and energy prices) to trend gradually higher over time but to remain below 2%—the Fed’s current target—through 2014. While TIPS holders are compensated for headline consumer price index (CPI) inflation, core inflation remains an important proxy for the strength of underlying price changes, which have been muted this year.

At the end of November, real yields on five-year TIPS were -0.60% versus -0.90% at the end of May and -1.51% one year ago. This suggests that investors are still willing to pay a small premium to receive inflation protection over the next five years. Such valuations have persisted since the Federal Reserve implemented highly stimulative monetary policies and asset purchases during the 2008 global financial crisis to suppress longer-term interest rates and to encourage borrowing.

As for longer maturities, the 10-year TIPS real yield was 0.57% at the end of November versus -0.10% at the end of May and -0.85% one year ago. In early June, 10-year real yields moved into positive territory for the first time since October 2011. Even at these low positive levels, 10-year TIPS reflect a fairly muted economic growth outlook; they would struggle if the recovery accelerates unexpectedly or if the general level of interest rates moves sharply higher, as we saw during our reporting period.

PERFORMANCE COMPARISON

The Inflation Focused Bond Fund returned -0.39% in the six-month period ended November 30, 2013. As shown in the Performance Comparison table, the fund narrowly lagged its benchmark, the Barclays U.S. 1–5 Year Treasury TIPS Index.

The fund, which remains an underlying investment for the T. Rowe Price Retirement Funds, normally invests at least 50% of its assets in inflation-indexed securities. As of November 30, approximately 73% of the fund’s assets were invested in TIPS. In an attempt to earn higher levels of income, particularly in this environment of low inflation and low interest rates, we diversify the portfolio into non-U.S. inflation-linked or other U.S. fixed rate securities that could outperform TIPS. Gaining exposure to countries whose currencies seem likely to appreciate over time is another tool that we use to diversify the portfolio’s inflation risk.

In the last six months, our investments in short-term investment-grade corporate bonds and, to a lesser extent, asset-backed securities and agency MBS helped the fund’s performance relative to the Barclays index. Our duration underweight (duration is a measure of interest rate sensitivity) versus the benchmark was also helpful as real rates rose. However, the benefits of our duration positioning were partially offset by an allocation to 10-year TIPS, which struggled more than shorter-maturity TIPS amid concerns about the Fed’s intention to taper its asset purchases.

Our currency positioning also detracted from our results. In the last six months, our long positions in the Mexican peso and the Chilean peso detracted from our results, as decelerating growth in emerging markets weighed on these currencies. However, our investments in Mexican inflation-indexed bonds offset this negative, despite mostly benign inflationary pressures in Mexico.

PORTFOLIO STRATEGY

Our sector weights did not change much in the last six months. At the end of November, approximately 73% of fund assets were invested in TIPS, which is about one percentage point higher than at the end of May. Our initial purchase of inflation swaps in November also represents additional protection for the portfolio against an acceleration of CPI inflation that exceeds current low market expectations. The rest of the fund’s assets are invested opportunistically in an attempt to diversify the portfolio, reduce its volatility, increase its income, and capitalize on currency and interest rate trends in certain countries. Corporate securities was the largest non-TIPS allocation.

The portfolio’s duration, which is a measure of its interest rate sensitivity, increased from 1.0 years to 2.3 years in the last six months, as shown in the Portfolio Characteristics table. This increase is somewhat passive: It reflects the recent high correlation that real yields have had to movements in nominal rates, as opposed to a change in our interest rate view. On this last point, while we believe the majority of the tapering-related interest rate increases are already priced into the market, particularly in the long end of the market, we believe real rates are more likely to rise than fall in the near term, as economic growth is poised to pick up in 2014. As a result, we expect the fund to remain underweight to real rate duration overall relative to the Barclays benchmark.

Intermediate-term securities, whose real rates remain close to or below 0%, are at greatest risk of price declines as the Fed continues to normalize its monetary policies. As such, we have structured the portfolio like a barbell by underweighting intermediate-term TIPS and by overweighting long- and short-term securities that are not represented in the benchmark. At the long end, we are investing in longer-term TIPS to take advantage of a steep real yield curve—the difference between real short-term and real long-term yields of a given type of security—and the positive real yields now offered by longer-term TIPS. At the short end, we favor investment-grade corporate bonds, commercial mortgage-backed securities, and agency MBS as providers of income. As for short-term TIPS, we believe they are cheap and offer attractive potential returns relative to comparable fixed rate Treasuries if inflation does increase. While our expectations for near-term inflation are low, the short-term TIPS market’s inflation expectations are even lower.

We continue to believe that securities linked to inflation in certain foreign countries offer risk diversification benefits and the potential for attractive income and price appreciation. Given the elevated volatility in global interest rates, we continue to manage such exposure conservatively, particularly for this low-duration strategy. We have also reduced our currency risks in lower-quality countries, such as Chile, but we stand ready to increase our exposure to non-U.S. currencies tactically when rates stabilize.

OUTLOOK

The Federal Reserve unexpectedly delayed a mid-September tapering of its asset purchases, but with economic and employment growth continuing to improve, the Fed has decided to begin reducing its asset purchases in January 2014. This could put more upward pressure on nominal long-term interest rates, though we believe rate increases will not be as sharp as they were earlier this year. With headline inflation well contained, real yields may rise further, too, which would continue to weigh on the TIPS market. Short-term interest rates are unlikely to increase significantly until the Fed raises the fed funds target rate, and as the Fed reduces its asset purchases, it is likely to continue assuaging investors’ concerns about rising short-term rates by affirming its commitment to keep them low for some time.

In retrospect, TIPS valuations at the beginning of 2013 were quite stretched, as investors had bid up the price of inflation protection for several years in response to the Fed’s highly accommodative policies. Yet headline inflation has remained low despite the Fed’s stimulus efforts, and with the sharp increase in real yields this year, the overall TIPS market is on track to have its worst calendar year of performance since TIPS were introduced in 1997.

We believe TIPS remain in a transition period, as the approaching reduction of Fed asset purchases could lift shorter-term real interest rates back into positive territory and pressure longer-term real rates even higher. Even with real TIPS rates at low positive levels, valuations in the sector remain stretched by historical standards, and various factors—including modest wage growth, minimal corporate pricing power, and muted commodity prices—could remain headwinds to the near-term inflation contribution to performance. At the same time, investors’ concerns about the Fed’s $4 trillion balance sheet and the potential long-term effects of an extended period of low nominal interest rates remain valid and continue to argue in favor of having some exposure to inflation protected securities. Our investments in longer-maturity TIPS, which offer decent real yields after a reasonable adjustment earlier this year, reflect such a view.

Even with no near-term threat of significantly higher inflation on the horizon, our mandate is to invest primarily in TIPS, but we will continue to seek other investment opportunities to help offset the risk of rising domestic real yields. These include high-quality U.S. corporate bonds, MBS, asset-backed securities, and commercial mortgage-backed securities with yields that are attractive relative to conventional Treasuries and TIPS with comparable maturities. When appropriate, we will also add exposure to non-U.S. inflation-linked securities and to foreign currencies that we believe will appreciate.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 27, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield-to-maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield-to-maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Barclays U.S. 1–5 Year Treasury TIPS Index: An index that tracks the performance of U.S. Treasury inflation protected securities that have a remaining maturity of one to five years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Consumer price index: A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 17.8%		
Airlines 0.1%		
Southwest Airlines, 5.25%, 10/1/14	6,105	6,326
		6,326
Automotive 1.3%		
Daimler Finance North America, VR, 1.024%, 4/10/14 (1)	13,835	13,858
Daimler Finance North America, VR, 1.102%, 8/1/18 (1)	5,920	5,925
Ford Motor Credit, 1.70%, 5/9/16	7,170	7,263
Ford Motor Credit, 2.75%, 5/15/15	9,155	9,407
Ford Motor Credit, 3.875%, 1/15/15	8,160	8,434
Ford Motor Credit, VR, 0.992%, 1/17/17	4,510	4,510
Harley Davison Financial Services, 1.15%, 9/15/15 (1)	7,625	7,647
Hyundai Capital America, 1.625%, 10/2/15 (1)	7,955	8,005
Hyundai Capital America, 1.875%, 8/9/16 (1)	3,150	3,180
		68,229
Banking 6.1%		
Bank of America, 1.25%, 1/11/16	8,970	9,002
Bank of America, 1.50%, 10/9/15	22,085	22,297
Bank of America, VR, 1.07%, 3/22/16	4,005	4,025
Bank of Montreal, VR, 0.764%, 7/15/16	4,430	4,449
Bank of New York Mellon, VR, 0.802%, 8/1/18	9,480	9,471
Bank of Nova Scotia, 0.75%, 10/9/15	6,115	6,148
Banque Federale Credit Mutuel, VR, 1.089%, 10/28/16 (1)	7,225	7,225
Capital One Bank, 1.15%, 11/21/16	4,845	4,842
Capital One Financial, 2.125%, 7/15/14	9,010	9,092
Capital One Financial, 2.15%, 3/23/15	5,040	5,128
Citigroup, 1.25%, 1/15/16	9,965	10,002
Citigroup, 1.30%, 11/15/16	10,265	10,265
Citigroup, VR, 1.038%, 4/1/16	5,895	5,928

Cable Operators 0.1%		
Travel Channel, 3.55%, 1/15/15 (1)	4,755	4,904
		4,904
Computer Service & Software 0.2%		
Oracle, VR, 0.824%, 1/15/19	10,015	10,066
		10,066
Conglomerates 0.7%		
GE Capital, VR, 0.959%, 4/2/18	35,935	36,261
		36,261
Consumer Products 0.4%		
Avon, 2.375%, 3/15/16	3,545	3,592
Hasbro, 6.125%, 5/15/14	2,350	2,405
Newell Rubbermaid, 2.00%, 6/15/15	1,760	1,786
Whirlpool, 8.60%, 5/1/14	10,959	11,313
		19,096
Drugs 0.5%		
AbbVie, 1.20%, 11/6/15	15,290	15,443
Gilead Sciences, 2.40%, 12/1/14	6,150	6,264
Perrigo, 1.30%, 11/8/16 (1)	3,990	3,999
		25,706
Energy 0.9%		
Plains All American Pipeline, 3.95%, 9/15/15	6,465	6,825
Talisman Energy, 5.125%, 5/15/15	7,255	7,612
Tennessee Gas Pipeline, 8.00%, 2/1/16	12,660	14,421
Transocean, 2.50%, 10/15/17	2,490	2,526
Transocean, 4.95%, 11/15/15	8,290	8,902

Williams Partners, 3.80%, 2/15/15	7,420	7,681
		47,967
Entertainment & Leisure 0.1%		
Carnival, 1.20%, 2/5/16	4,095	4,092
		4,092
Exploration & Production 0.6%		
Anadarko Petroleum, 5.75%, 6/15/14	13,505	13,861
Ensco, 3.25%, 3/15/16	7,850	8,225
Nabors Industries, 2.35%, 9/15/16 (1)	1,865	1,898
Noble Holding International, 3.45%, 8/1/15	940	977
Woodside Finance, 4.50%, 11/10/14 (1)	5,230	5,405
		30,366
Financial 0.5%		
American Express, VR, 0.828%, 5/22/18	6,355	6,352
American International Group, 3.00%, 3/20/15	11,995	12,345
International Lease Finance, VR, 2.204%, 6/15/16	7,425	7,490
		26,187
Food Processing 0.1%		
Bunge Limited Finance, 5.35%, 4/15/14	6,827	6,942
		6,942
Food/Tobacco 0.1%		
Reynolds American, 1.05%, 10/30/15	1,170	1,174
Wrigley, 1.40%, 10/21/16 (1)	5,960	5,987
		7,161
Gas & Gas Transmission 0.3%		
Enterprise Products Operations, 1.25%, 8/13/15	1,975	1,992

Enterprise Products Operations, 5.60%, 10/15/14	1,606	1,676
Florida Gas Transmission, 4.00%, 7/15/15 (1)	1,360	1,423
Kinder Morgan Energy Partners, 5.125%, 11/15/14	2,645	2,759
Magellan Midstream Partners, 6.45%, 6/1/14	7,742	7,968
		15,818
Health Care 0.9%		
Actavis, 1.875%, 10/1/17	4,610	4,612
Baxter International, 0.95%, 6/1/16	3,950	3,964
Express Scripts, 3.125%, 5/15/16	2,795	2,931
Express Scripts Holding, 2.10%, 2/12/15	9,135	9,284
Express Scripts Holding, 2.75%, 11/21/14	2,895	2,956
Life Technologies, 4.40%, 3/1/15	6,494	6,758
McKesson, 0.95%, 12/4/15	1,455	1,456
UnitedHealth Group, 0.85%, 10/15/15	1,610	1,617
Warner Chilcott, 7.75%, 9/15/18	12,815	13,968
		47,546
Information Technology 0.3%		
Arrow Electronics, 3.375%, 11/1/15	3,415	3,546
Avnet Electronic, 5.875%, 3/15/14	575	583
Fiserv, 3.125%, 6/15/16	3,905	4,088
Hewlett-Packard, 2.625%, 12/9/14	6,140	6,252
		14,469
Insurance 0.6%		
MetLife Global Funding I, 1.70%, 6/29/15 (1)	8,995	9,139
MetLife Institutional Funding II, VR, 1.144%, 4/4/14 (1)	7,165	7,184
Principal Life Global Funding II, 1.00%, 12/11/15 (1)	7,290	7,316
Principal Life Global Funding II, VR, 0.868%, 7/9/14 (1)	6,640	6,664
		30,303

Metals & Mining 0.0%		
Barrick Gold, 1.75%, 5/30/14	1,405	1,416
		1,416
Oil Field Services 0.3%		
Energy Transfer Partners, 5.95%, 2/1/15	9,212	9,736
Energy Transfer Partners, 8.50%, 4/15/14	5,620	5,777
		15,513
Petroleum 0.7%		
CNOOC Finance 2013, 1.125%, 5/9/16	1,905	1,901
GAZ Capital, 8.125%, 7/31/14 (1)	595	622
Marathon Oil, 0.90%, 11/1/15	10,610	10,639
Petrobras Global Finance, VR, 1.857%, 5/20/16	14,505	14,422
Phillips 66, 1.95%, 3/5/15	5,970	6,065
		33,649
Publishing 0.1%		
Thomson Reuters, 0.875%, 5/23/16	3,300	3,283
		3,283
Real Estate Investment Trusts 0.1%		
Ventas Realty, 1.55%, 9/26/16	5,280	5,316
		5,316
Retail 0.1%		
Staples, 9.75%, 1/15/14	2,350	2,374
		2,374
Satellites 0.4%		
DIRECTV Holdings, 4.75%, 10/1/14	20,148	20,835
		20,835

Telephones 0.4%		
Verizon Communications, 0.70%, 11/2/15	5,050	5,043
Verizon Communications, 2.50%, 9/15/16	13,085	13,596
Verizon Communications, VR, 0.459%, 3/6/15 (1)	3,930	3,929
		22,568
Transportation 0.4%		
Kansas City Southern de Mexico, VR, 0.937%, 10/28/16 (1)	13,550	13,564
Penske Truck Leasing, 2.50%, 7/11/14 (1)	3,247	3,276
Penske Truck Leasing, 2.50%, 3/15/16 (1)	2,480	2,546
Penske Truck Leasing, 3.125%, 5/11/15 (1)	3,010	3,094
		22,480
Transportation (Excluding Railroads) 0.2%		
Heathrow Funding, 2.50%, 6/25/17 (1)	8,405	8,520
		8,520
Transportation Services 0.2%		
ERAC USA Finance, 5.60%, 5/1/15 (1)	8,295	8,830
		8,830
Utilities 0.4%		
DCP Midstream Operating, 3.25%, 10/1/15	13,189	13,609
Enel Finance International, 3.875%, 10/7/14 (1)	2,325	2,381
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	4,985	5,090
NiSource Finance, 5.40%, 7/15/14	1,752	1,802
		22,882
Wireless Communications 0.6%		
America Movil, VR, 1.256%, 9/12/16	12,640	12,773

American Tower, 4.625%, 4/1/15	18,333	19,229
		32,002
Total Corporate Bonds (Cost $913,754)		919,724
ASSET-BACKED SECURITIES 3.9%		
Asset-Backed Other 0.2%		
Fosse Master Issuer Series 2012-1A, Class 2A2, CMO, VR 1.646%, 10/18/54 (1)	3,023	3,065
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	2,305	2,324
Sierra Receivables Funding Series 2013-3A, Class A 2.20%, 10/20/30 (1)	7,185	7,224
		12,613
Auto Backed 2.6%		
Ally Auto Receivables Lease Trust Series 2013-SN1, Class A4 0.90%, 5/22/17	4,115	4,120
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, 2/16/16	2,397	2,405
AmeriCredit Automobile Receivables Trust Series 2012-1, Class A3 1.23%, 9/8/16	780	782
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16	1,220	1,224
AmeriCredit Automobile Receivables Trust Series 2012-5, Class A3 0.62%, 6/8/17	2,470	2,470
Capital Auto Receivables Asset Trust Series 2013-1, Class A3 0.79%, 6/20/17	4,660	4,659

CarMax Auto Owner Trust Series 2010-2, Class A4 2.04%, 10/15/15	3,878	3,903
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16	2,307	2,314
CarMax Auto Owner Trust Series 2013-3, Class A3 0.97%, 4/16/18	15,575	15,671
Enterprise Fleet Financing Series 2013-1, Class A2 0.68%, 9/20/18 (1)	8,830	8,823
Enterprise Fleet Financing Series 2013-2, Class A2 1.06%, 3/20/19 (1)	5,180	5,194
Ford Credit Auto Lease Trust Series 2012-A, Class A3 0.85%, 1/15/15	1,623	1,625
Ford Credit Auto Lease Trust Series 2012-B, Class B 1.10%, 12/15/15 (1)	795	798
Ford Credit Auto Lease Trust Series 2012-B, Class C 1.50%, 3/15/17 (1)	985	990
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	99	99
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16	5,375	5,383
Ford Credit Floorplan Master Owner Trust Series 2013-3, Class A1 0.79%, 6/15/17	7,060	7,086
Honda Auto Receivables Owner Trust Series 2012-3, Class A3 0.56%, 5/15/16	11,845	11,865
Huntington Auto Trust Series 2012-1, Class A3 0.81%, 9/15/16	3,334	3,344

Hyundai Auto Receivables Trust Series 2012-C, Class A4 0.73%, 6/15/18	3,900	3,898
Hyundai Auto Receivables Trust Series 2013-A, Class A4 0.75%, 9/17/18	5,840	5,826
Mercedes-Benz Auto Lease Trust Series 2012-AA, Class A 0.79%, 11/15/17 (1)	13,150	13,183
Motor Series 2013-1A, Class A1, VR 0.666%, 2/25/21 (1)	7,622	7,627
Navistar Financial Dealer Note Master Trust Series 2013-1, Class A, VR 0.836%, 1/25/18 (1)	5,940	5,941
Smart Trust Australia Series 2012-4US, Class A3A 0.97%, 3/14/17	4,210	4,214
Toyota Auto Receivables Owner Trust Series 2012-A, Class A3 0.75%, 2/16/16	2,244	2,249
Volkswagen Auto Lease Trust Series 2013-A, Class A3 0.84%, 7/20/16	3,965	3,975
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, 8/22/16	4,546	4,561
Wheels SPV Series 2012-1, Class A2 1.19%, 3/20/21 (1)	1,907	1,912
		136,141
Credit Card Backed 0.6%		
American Express Credit Account Master Trust Series 2009-2, Class A, VR 1.418%, 3/15/17	8,580	8,654
American Express Credit Account Master Trust Series 2012-2, Class B 0.99%, 3/15/18	6,095	6,122

American Express Credit Account Master Trust Series 2012-2, Class C 1.29%, 3/15/18 (1)	6,965	6,984
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18	7,520	7,546
		29,306
Equipment Lease Heavy Duty 0.3%		
CNH Equipment Trust Series 2012-C, Class A3 0.57%, 12/15/17	6,605	6,610
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 0.768%, 8/15/19 (1)	5,625	5,625
GE Equipment Transportation Series 2012-1, Class A3 0.99%, 11/23/15	618	619
		12,854
Equipment Lease Small 0.2%		
GE Dealer Floorplan Master Note Trust Series 2011-1, Class A, VR 0.768%, 7/20/16	5,815	5,827
GE Equipment Small Ticket Series 2013-1A, Class A2 0.73%, 1/25/16 (1)	3,295	3,299
		9,126
Student Loan 0.0%		
SLM Student Loan Trust Series 2008-4, Class A2, VR 1.288%, 7/25/16	1,570	1,580
		1,580
Total Asset-Backed Securities (Cost $201,028)		201,620

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.9%

Commercial Mortgage-Backed Securities 0.9%

Banc of America Commercial Mortgage Series 2006-1, Class A4, ARM 5.372%, 9/10/45	5,435	5,856
Bear Stearns Commercial Mortgage Securities Series 2005-PWR7, Class A3, ARM 5.116%, 2/11/41	2,233	2,324
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	883	921
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, 12/11/38	3,795	4,176
Goldman Sachs Mortgage Securities Corp. II Series 2013-GC13, Class A1 1.206%, 7/10/46	2,152	2,154
Greenwich Capital Commercial Funding Series 2005-GG3, Class A3 4.569%, 8/10/42	624	624
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, ARM 5.481%, 12/12/44	5,055	5,424
JPMorgan Chase Commercial Mortgage Securities Series 2013-C13, Class A1 1.303%, 1/15/46	1,934	1,944
JPMorgan Chase Commercial Mortgage Securities Series 2013-C14, Class A1 1.26%, 8/15/46	6,020	6,047
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, 1/15/31	515	525
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4, ARM 5.197%, 11/15/30	1,575	1,667
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	5,315	5,698

Merrill Lynch/ Countrywide Commercial Mortgage Trust Series 2006-2, Class A4, ARM 6.081%, 6/12/46	5,685	6,249
WF-RBS Commercial Mortgage Trust Series 2013-UBS1, Class A1 1.122%, 3/15/46	2,985	2,985
		46,594
Home Equity Loans Backed 0.0%		
BankBoston Home Equity Loan Trust Series 1998-2, Class A6, ARM 6.64%, 12/25/28	149	149
Chase Funding Mortgage Loan Series 2002-4, Class 2A1, ARM 0.906%, 10/25/32	39	37
Residential Asset Mortgage Products Series 2003-RZ2, Class A1, CMO, ARM 4.10%, 4/25/33	113	109
		295
Whole Loans Backed 0.0%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.925%, 2/25/34	86	84
Bank of America Mortgage Securities Series 2004-H, Class 2A2, ARM 2.889%, 9/25/34	367	364
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	83	81
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 0.616%, 6/25/35	23	16
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.55%, 9/25/35	437	438
Wells Fargo Mortgage-Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 4.71%, 6/25/34	352	353

Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.672%, 3/25/35	119	120
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, ARM 2.656%, 3/25/35	127	129
		1,585
Total Non-U.S. Government Mortgage-Backed Securities (Cost $49,749)		48,474

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.8%

U.S. Government Agency Obligations 0.8% (2)

Federal Home Loan Mortgage		
5.50%, 10/1/38	107	116
6.00%, 3/1/14 - 8/1/22	925	1,006
Federal Home Loan Mortgage, ARM		
2.378%, 6/1/38	785	834
2.379%, 7/1/38	514	545
2.381%, 6/1/38	501	528
2.389%, 6/1/38	1,285	1,357
2.396%, 1/1/36	462	488
2.454%, 4/1/37	1,344	1,423
2.459%, 10/1/33	1	1
2.472%, 11/1/34	151	160
2.478%, 7/1/35	639	675
2.561%, 5/1/37	424	451
2.598%, 1/1/36	8	9
2.611%, 2/1/37	812	857
2.618%, 2/1/35 - 5/1/38	1,678	1,793
2.687%, 2/1/37	247	266
2.697%, 9/1/35	428	458

2.719%, 1/1/37	95	101
2.775%, 11/1/35	25	27
2.836%, 2/1/33	2	2
2.854%, 2/1/37	487	519
2.863%, 2/1/34	10	11
2.888%, 7/1/38	68	73
2.951%, 2/1/38	1,138	1,217
3.022%, 2/1/37	395	422
5.895%, 12/1/36	146	152
5.946%, 10/1/36	173	184
6.128%, 11/1/36	61	64
Federal Home Loan Mortgage, CMO, 6.50%, 11/15/20	13	14
Federal Home Loan Mortgage, CMO, VR, 6.28%, 10/27/31	17	19
Federal National Mortgage Assn.		
5.00%, 12/1/20	3,860	4,135
5.50%, 12/1/34 - 11/1/36	3,165	3,461
6.00%, 4/1/14 - 5/1/42	7,982	8,766
6.50%, 3/1/14 - 4/1/14	2	3
7.00%, 7/1/22 - 10/1/23	1,034	1,142
Federal National Mortgage Assn., ARM		
1.86%, 10/1/33	697	723
1.95%, 6/1/37	699	743
2.191%, 1/1/35	14	15
2.237%, 12/1/35	9	10
2.25%, 7/1/33	2	2
2.27%, 9/1/35	1,433	1,526
2.296%, 12/1/35	60	64
2.308%, 7/1/35	471	499
2.314%, 7/1/27	4	4
2.374%, 7/1/36	578	616

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.0%

Foreign Government & Municipalities (Excluding Canadian) 2.0%

Bono Banco Central Chile, Inflation-Indexed 3.00%, 2/1/16 (CLP)	4,879,697	9,341
Mexican Udibonos, Inflation-Indexed, 3.50%, 12/14/17 (MXN)	926,732	77,155
United Mexican States, 9.50%, 12/18/14 (MXN)	234,638	18,987
Total Foreign Government Obligations & Municipalities (Cost $106,587)		105,483

SHORT-TERM INVESTMENTS 1.3%

Money Market Funds 1.3%

T. Rowe Price Reserve Investment Fund, 0.05% (4)(5)	66,982	66,982
Total Short-Term Investments (Cost $66,982)		66,982

Total Investments in Securities
99.6% of Net Assets (Cost $5,173,931) **$ 5,158,527**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $278,084 and represents 5.4% of net assets.
(2) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(3) At November 30, 2013, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(4) Seven-day yield
(5) Affiliated Companies
ARM Adjustable Rate Mortgage
CLP Chilean Peso
CPI Consumer Price Index
CMO Collateralized Mortgage Obligation
MXN Mexican Peso
PTC Pass-Through Certificate
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Inflation Focused Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2006. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2013, the fund realized $11,000 of net gain on $35,293,000 of in-kind redemptions.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2013:

There were no material transfers between Levels 1 and 2 during the six months.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2013, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2013, securities valued at $523,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements are executed in the OTC market and can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $426,486,000 and $237,684,000, respectively, for the six months ended November 30, 2013. Purchases and sales of U.S. government securities aggregated $936,677,000 and $204,477,000, respectively, for the six months ended November 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At November 30, 2013, the cost of investments for federal income tax purposes was $5,173,958,000. Net unrealized loss aggregated $15,103,000 at period-end, of which $16,952,000 related to appreciated investments and $32,055,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At November 30, 2013, approximately 16% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Retirement Funds’ expenses allocated to the fund are borne by Price Associates, pursuant to its all-inclusive fee agreement. At November 30, 2013, approximately 84% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Focused Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 21, 2014